Exhibit 99.1

FOR RELEASE	New Hartford, NY, July 27, 2016

CONTACT:	Christopher R. Byrnes (315) 738-0600 ext. 6226 cbyrnes@partech.com, www.partech.com

PAR TECHNOLOGY CORPORATION ANNOUNCES

2016 SECOND QUARTER RESULTS FROM CONTINUING OPERATIONS

New Hartford, NY- July 27, 2016 -- PAR Technology Corporation (NYSE: PAR) today announced results from continuing operations for the second quarter ended June 30, 2016.

Summary of Fiscal 2016 Second Quarter and Year-to-Date Financial Results from Continuing Operations

•	Revenues were reported at $52.7 million in the second quarter of fiscal 2016, compared to $58.9 million in the same period in 2015, a 10.6% decrease.
•	GAAP net income from continuing operations in the second quarter of fiscal 2016 was $0.1 million, or $0.01 earnings per diluted share, compared to a GAAP net income from continuing operations of $1.2 million, or $0.08 earnings per diluted share in the same period in 2015.
•	Non-GAAP net income from continuing operations in the second quarter of fiscal 2016 was $0.6 million, or $0.04 per diluted share, compared to a non-GAAP net income from continuing operations of $1.7 million, or $0.11 earnings per diluted share, in the same period in 2015.

•	Revenue decreased to $108.0 million in the first six months of fiscal 2016, compared to $114.1 million in the same period in 2015.
•	GAAP net income from continuing operations in the first six months of fiscal 2016 was $0.1 million or $0.01 earnings per diluted share, compared to GAAP net income from continuing operations of $1.4 million, or $0.09 earnings per diluted share, in the same period in 2015.
•	Non-GAAP net income from continued operations in the first six months of fiscal 2016 was $1.6 million, or $0.10 earnings per diluted share, compared to non-GAAP net income from continuing operations of $2.3 million or $0.15 earnings per diluted share, in the same period in 2015.

A reconciliation and description of non-GAAP financial measures to their comparable GAAP financial measures are included in the tables following this news release.

“During the second quarter, we continued to execute against our strategic priorities to accelerate, scale and diversify our business,” said Karen E. Sammon, PAR Technology President and Chief Executive Officer. “Our Company performed as expected in the quarter, and the underlying fundamentals of our business remain strong as the execution of PAR’s software solutions strategy is gaining traction.  Our Brink POS solution and associated hardware had a strong quarter as its revenues grew 227% in the quarter from the prior year’s second quarter and more than 61% growth from the sequential quarter in 2016. Another strong metric surpassed in the quarter is recurring revenues for our business grew 9% over prior year’s second quarter and 4% on a sequential quarter basis.  Recurring revenue now comprises more than 25% of our total Restaurant/Retail business.  Additional strength is being showcased in our Government segment and we continue to secure add-on and new contract awards and have successfully rebuilt our contract backlog to over $100 million.”

Sammon continued, “2016 is about establishing the foundation for long-term financial growth.  We continue to make significant progress regarding our targeted investment strategies in our subscription revenue solutions.  These strategic investments will increase our profitability, diversify our revenue portfolio, enhance our geographic footprint, and enable us to scale. We are confident about our position in the markets we serve and in the momentum from our investment strategies that will provide the necessary tools to ensure long-term financial improvement in our results and deliver enhanced shareholder value.”

Certain Company information in this release or statements made by its spokespersons from time to time may contain forward-looking statements.  Any statements in this document that do and not describe historical facts are forward-looking statements.  Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Investors are cautioned that all forward-looking statements involve risks and uncertainties, including without limitation, delays in new product introduction, risks in technology development and commercialization, risks in product development and market acceptance of and demand for the Company’s products, risks of downturns in economic conditions generally, and in the quick service sector of the restaurant market specifically, risks of intellectual property rights associated with competition and competitive pricing pressures, risks associated with foreign sales and high customer concentration, and other risks detailed in the Company’s filings with the Securities and Exchange Commission.

About PAR Technology Corporation

PAR Technology Corporation's stock is traded on the New York Stock Exchange under the symbol PAR. PAR’s Hospitality segment has been a leading provider of restaurant and retail technology for more than 35 years. PAR offers technology solutions for the full spectrum of restaurant operations, from large chain and independent table service restaurants to international quick service chains. Products from PAR also can be found in retailers, cinemas, cruise lines, stadiums and food service companies. PAR’s Government Business is a leader in providing computer-based system design, engineering and technical services to the Department of Defense and various federal agencies. For more information visit http://www.partech.com or connect with us on Facebook and Twitter.

There will be a conference call at 10:00 a.m. (Eastern) on July 27, 2016, during which the Company’s management will discuss the financial results for the second quarter of 2016.  To participate in the call, please call 866-868-9502, approximately 10 minutes in advance.  No passcode is required to participate in the live call or to listen to the replay version.  Individual & Institutional Investors will have the opportunity to listen to the conference call/event over the internet by visiting PAR’s website at www.partech.com.  Alternatively, listeners may access an archived version of the presentation call after 6:00 p.m. ET on July 27, 2016 through August 5, 2016 by dialing 855-859-2056 and using conference ID 53282383.

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PAR TECHNOLOGY CORPORATION
CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)

Assets	(Unaudited) June 30, 2016	December 31, 2015
Current assets:
Cash and cash equivalents	$5,374	$8,024
Accounts receivable-net	29,462	29,530
Inventories-net	25,392	21,499
Note receivable	4,366	-
Income taxes receivable	223	-
Deferred income taxes	6,689	6,741
Other current assets	4,559	3,808
Total current assets	76,065	69,602
Property, plant and equipment - net	6,055	5,716
Note receivable	-	4,259
Deferred income taxes	11,038	11,038
Goodwill	11,051	11,051
Intangible assets - net	11,102	10,898
Other assets	3,792	3,687
Total Assets	$119,103	$116,251
Liabilities and Shareholders’ Equity
Current liabilities:
Current portion of long-term debt	$2,156	$2,103
Accounts payable	16,532	11,729
Accrued salaries and benefits	5,864	5,727
Accrued expenses	5,217	7,644
Customer deposits and deferred service revenue	11,732	10,819
Income taxes payable	-	279
Liabilities of discontinued operations	142	441
Total current liabilities	41,643	38,742
Long-term debt	476	566
Other long-term liabilities	8,759	8,883
Total liabilities	50,878	48,191
Commitments and contingencies
Shareholders’ Equity:
Preferred stock, $.02 par value, 1,000,000 shares authorized	-	-
Common stock, $.02 par value, 29,000,000 shares authorized; 17,478,622 and 17,352,838 shares issued; 15,770,513 and 15,644,729 outstanding at June 30, 2016 and December 31, 2015, respectively	349	347
Capital in excess of par value	45,977	45,753
Retained earnings	30,663	30,574
Accumulated other comprehensive loss	(2,928)	(2,778)
Treasury stock, at cost, 1,708,109 shares	(5,836)	(5,836)
Total shareholders’ equity	68,225	68,060
Total Liabilities and Shareholders’ Equity	$119,103	$116,251

PAR TECHNOLOGY CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
 (in thousands, except per share amounts)
(Unaudited)

	For the three months ended June 30,	For the three months ended June 30,	For the six months ended June 30,	For the six months ended June 30,
	2016	2015	2016	2015
Net revenues:
Product	$21,444	$25,267	$43,528	$46,275
Service	11,804	12,100	23,508	22,474
Contract	19,410	21,561	40,927	45,397
	52,658	58,928	107,963	114,146
Costs of sales:
Product	16,137	18,292	32,579	33,200
Service	8,219	8,754	16,818	16,592
Contract	17,857	20,189	37,512	42,663
	42,213	47,235	86,909	92,455
Gross margin	10,445	11,693	21,054	21,691
Operating expenses:
Selling, general and administrative	7,058	6,845	14,600	13,505
Research and development	2,793	2,661	5,555	5,095
Amoritzation of identifiable intangible assets	242	249	483	498
	10,093	9,755	20,638	19,098
Operating income from continuing operations	352	1,938	416	2,593
Other (expense) income, net	(210)	20	(280)	(186)
Interest income (expense), net	3	(85)	32	(171)
Income from continuing operations before provision for income taxes	145	1,873	168	2,236
Provision for income taxes	(45)	(629)	(53)	(800)
Income from continuing operations	100	1,244	115	1,436
Discontinued operations
Loss on discontinued operations (net of tax)	(26)	(1,143)	(26)	(1,720)
Net income (loss)	$74	$101	$89	$(284)
Basic Earnings per Share:
Income from continuing operations	0.01	0.08	0.01	0.09
Loss from discontinued operations	(0.00)	(0.07)	(0.00)	(0.11)
Net income (loss)	$0.00	$0.01	$0.01	$(0.02)
Diluted Earnings per Share:
Income from continuing operations	0.01	0.08	0.01	0.09
Loss from discontinued operations	(0.00)	(0.07)	(0.00)	(0.11)
Net income (loss)	$0.00	$0.01	$0.01	$(0.02)
Weighted average shares outstanding
Basic	15,615	15,584	15,651	15,541
Diluted	15,670	15,671	15,717	15,658

PAR TECHNOLOGY CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL RESULTS
(in thousands, except per share data)
(Unaudited)

	For the three months ended June 30, 2016			For the three months ended June 30, 2015
	Reported basis (GAAP)	Adjustments	Comparable basis (Non- GAAP)	Reported basis (GAAP)	Adjustments	Comparable basis (Non- GAAP)

Net revenues	$52,658	-	52,658	$58,928	-	58,928
Costs of sales	42,213	-	42,213	47,235	85	47,150
Gross Margin	10,445	-	10,445	11,693	85	11,778

Operating Expenses
Selling, general and administrative	7,058	572	6,486	6,845	346	6,499
Research and development	2,793	-	2,793	2,661	13	2,648
Amortization of identifiable intangible assets	242	242	-	249	249	-
Total operating expenses	10,093	814	9,279	9,755	608	9,147
Operating income from continuing operations	352	814	1,166	1,938	693	2,631
Other income, net	(210)	-	(210)	20	-	20
Interest income (expense), net	3	26	29	(85)	25	(60)
Income from continuing operations before provision for income taxes	145	840	985	1,873	718	2,591
Provision for income taxes	(45)	(311)	(356)	(629)	(266)	(895)
Income from continuing operations	$100	$529	$629	$1,244	$452	$1,696
Loss from discontinued operations, (net of tax)	$(26)		$(26)	$(1,143)		$(1,143)
Net income	$74		$603	$101		$553
Income per diluted share from continuing operations	$0.01		$0.04	$0.08		$0.11
Loss per diluted share from discontinuing operations	$(0.00)		$(0.00)	$(0.07)		$(0.07)
Income per diluted share	$0.00		$0.04	$0.01		$0.04

The Company reports its financial results in accordance with GAAP, which refers to financial information presented in accordance with generally accepted accounting principles in the United States.  However, non-GAAP adjusted financial measures, as defined in the reconciliation table above, are provided herein because management uses such measures in evaluating the results of the continuing operations of the Company and believes this information provides investors supplemental insight into underlying business trends and performance.  Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP.

PAR's results of operations are impacted by certain items which include severance charges from restructuring business operations, equity based compensation, acquisition related expenditures, and other one-time charges that may not be indicative of the Company’s business trends. Management believes that adjusting its operating expenses, operating income, net earnings and diluted earnings per share to remove these certain items provides an useful perspective with respect to our results and provides meaningful supplemental information to both management and investors that removes these items which are difficult to predict and are often unanticipated, and which, as a result are difficult to include in analyst's financial models and our investors' expectations with any degree of specificity. PAR believes the adjusted totals facilitate comparison on a year-over-year basis.

PAR's results of operations are further impacted by costs from its multi-year ERP system implementation. Management believes that further adjusting its operating expenses, operating income, net earnings and diluted earnings per share to remove the impact of the ERP expenses provides an useful perspective with respect to underlying business trends and results and provides meaningful supplemental information to both management and investors that is indicative of the performance of the Company's underlying operations and facilitates comparison on a year-over-year basis.

The Company uses these non-GAAP measures when evaluating its financial results as well as for internal planning and forecasting purposes. These financial measures should not be used as a substitute in assessing the company's results of operations for the periods presented. An analysis of any non-GAAP financial measure should be used in conjunction with results presented in accordance with GAAP. As a result, in the tables that follow, each period presented is adjusted to remove the certain items noted above. Each period has been further adjusted to remove expenses related to the ERP system implementation.

During the second quarter of 2016, the Company recorded charges within selling, general and administrative of $304,000 of investigation costs related to certain unauthorized transfers of Company funds that were made in contravention of the Company’s policies and procedures, $127,000 related to the initial phase of the planned implementation of a new enterprise resource system in connection with the ERP system implementation and equity based compensation charges of $141,000.  Lastly, related to the acquisition of Brink, the Company recognized amortization of acquired intangible assets of $242,000 and accreted interest of $26,000.  During the second quarter of 2015, the Company recorded severance and other related charges of $416,000, of which $85,000 is included in cost of sales, $13,000 is included in research and development and $318,000 is included in selling, general and administrative.  Also included within selling, general and administrative is equity based compensation charges of $28,000.  Lastly, related to the acquisition of Brink, the Company recognized amortization of acquired intangible assets of $249,000 and accreted interest of $25,000.  The aforementioned charges, along with an associated adjustment to the Company’s provision for income taxes have been excluded in the Company’s non-GAAP measures because they are considered non-recurring in nature and/or are quantitatively and qualitatively different from the Company’s core operations during any particular period.

PAR TECHNOLOGY CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL RESULTS
(in thousands, except per share data)
(Unaudited)

	For the six months ended June 30, 2016			For the six months ended June 30, 2015
	Reported basis (GAAP)	Adjustments	Comparable basis (Non- GAAP)	Reported basis (GAAP)	Adjustments	Comparable basis (Non- GAAP)

Net revenues	$107,963	-	$107,963	$114,146	-	$114,146
Costs of sales	86,909	-	86,909	92,455	151	92,304
Gross Margin	21,054	-	21,054	21,691	151	21,842

Operating Expenses
Selling, general and administrative	14,600	1,749	12,851	13,505	706	12,799
Research and development	5,555	-	5,555	5,095	13	5,082
Acquisition amortization	483	483	-	498	498	-
Total operating expenses	20,638	2,232	18,406	19,098	1,217	17,881
Operating income from continuing operations	416	2,232	2,648	2,593	1,368	3,961
Other (expense) income, net	(280)	-	(280)	(186)	-	(186)
Interest expense	32	52	84	(171)	51	(120)
Income from continuing operations before provision for income taxes	168	2,284	2,452	2,236	1,419	3,655
Provision for income taxes	(53)	(845)	(898)	(800)	(525)	(1,325)
Income from continuing operations	$115	$1,439	$1,554	$1,436	$894	$2,330
Loss from discontinued operations, (net of tax)	$(26)		$(26)	$(1,720)		$(1,720)
Net income (loss)	$89		$1,528	$(284)		$610
Income per diluted share from continuing operations	$0.01		$0.10	$0.09		$0.15
Loss per diluted share from discontinuing operations	$(0.00)		$(0.00)	$(0.11)		$(0.11)
Income (loss) per diluted share	$0.01		$0.10	$(0.02)		$0.04

During the six months ended June 30, 2016, the Company recorded charges within selling, general and administrative of $1,070,000 of investigation costs related to certain unauthorized transfers of Company funds that were made in contravention of the Company’s policies and procedures, $472,000 related to the initial phase of the planned implementation of a new enterprise resource system in connection with the ERP system implementation and equity based compensation charges of $207,000.  Lastly, related to the acquisition of Brink, the Company recognized amortization of acquired intangible assets of $483,000 and accreted interest of $52,000.  During the six months ended June 30, 2015, the Company recorded severance and other related charges of $597,000, of which $151,000 is included in cost of sales, $13,000 is included in research and development and $433,000 is included in selling, general and administrative.  Also included within selling, general and administrative is equity based compensation charges of $273,000.  Lastly, related to the acquisition of Brink, the Company recognized amortization of acquired intangible assets of $498,000 and accreted interest of $51,000.  The aforementioned charges, along with an associated adjustment to the Company’s provision for income taxes have been excluded in the Company’s non-GAAP measures because they are considered non-recurring in nature and/or are quantitatively and qualitatively different from the Company’s core operations during any particular period.